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                                                                    EXHIBIT 23.2


                       CONSENT OF INDEPENDENT ACCOUNTANTS


We hereby consent to the use in this Amendment No. 2 to the Registration Statement on Form S-2 of our report dated March 27, 2003 relating to the financial statements of Brigham Exploration Company, which appears in such Registration Statement, and which appears in Brigham Exploration Company's Annual Report on Form 10-K/A for the year ended December 31, 2002. We also consent to the reference to us under the heading "Experts" in such Registration Statement.


Houston, TX
August 19, 2003